SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported): March 29, 2004

Regal-Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of principal executive offices, including zip code)

(608) 364-8800

(Registrant’s telephone number)

Item 5. Other Events and Regulation FD Disclosure.

On March 29, 2004 REGAL-BELOIT Corporation announced that it had entered into the Fifth Amendment to its Credit Agreement, dated September 29, 2000 with the Bank of America, N.A., M&I Marshall & Ilsley Bank and the lenders party thereto, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  a. Not applicable.

  b. Not applicable.

  c. Exhibits. The following exhibit is being filed herewith:

4.1 Fifth Amendment, dated as of February 9, 2004, to the Credit Agreement, dated as of September 29, 2000, with Bank of America, N.A., M&I Marshall & Ilsley Bank and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

Date: March 30, 2004 /s/ Kenneth F. Kaplan

Kenneth F. Kaplan

Vice President, Chief Financial Officer and

Secretary

REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated March 30, 2004

Exhibit

Number

4.1 Fifth Amendment, dated as of February 9, 2004, to the Credit Agreement, dated as of September 29, 2000, with Bank of America, N.A., M&I Marshall & Ilsley Bank and the lenders party thereto.

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Amendment”) dated as of February 9, 2004 is entered into among REGAL-BELOIT CORPORATION (the “Company”), the financial institutions listed on the signature pages hereof (collectively, the “Banks”), BANK OF AMERICA, N.A., as Documentation and Syndication Agent, and M&I MARSHALL & ILSLEY BANK, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Company, the Banks, the Documentation and Syndication Agent and the Administrative Agent are parties to a Credit Agreement dated as of September 28, 2000 (as previously amended, the “Credit Agreement”; capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement); and

WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  SECTION 1 AMENDMENTS TO CREDIT AGREEMENT. Effective on the Amendment Effective Date (as defined below), the Credit Agreement is amended as set forth below.

  1.1 Addition of New Definition. The following definition of “Senior Funded Debt to EBITDA Ratio” is added to Section 1.1 of the Credit Agreement in proper sequence:

Senior Funded Debt to EBITDA Ratio means, for any Computation Period, the ratio of (i) the result as of the last day of such Computation Period of (a) Funded Debt minus (b) Subordinated Debt to (ii) EBITDA for such Computation Period.

  1.2 Amendment to Section 10.6.2. Section 10.6.2 is amended in its entirety to read as follows:

10.6.2 Funded Debt to EBITDA Ratio. Not permit the Funded Debt to EBITDA Ratio as of the last day of any Computation Period to exceed the applicable ratio set forth below:

Computation Period Ending	Funded Debt to EBITDA Ratio
December 31, 2003	3.00 to 1.0
March 31, 2004 and thereafter	3.75 to 1.0

  1.3 Addition of New Section 10.6.4. The following new Section 10.6.4 is added to the Credit Agreement in proper sequence:

10.6.4 Senior Funded Debt to EBITDA Ratio. Not permit the Senior Funded Debt to EBITDA Ratio as of the last day of any Computation Period, commencing with the Computation Period ending March 31, 2004, to exceed 2.75 to 1.0.

  SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and the Administrative Agent that:

  2.1 Authorization; No Conflict. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) have been duly authorized by all necessary corporate action (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the certificate of incorporation, partnership agreement, by-laws or other organizational documents of the Company or any Guarantor or of any agreement, indenture, instrument or other document which is binding on the Company, any Guarantor or any other Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of the Company, any Guarantor or any other Subsidiary.

  2.2 Validity and Binding Nature. This Amendment has been duly executed and delivered by the Company, and this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

  2.3 Reaffirmation of Warranties. The warranties contained in Section 9 of the Amended Credit Agreement (excluding Sections 9.8 and 9.17) are true and correct on the date of this Amendment, except to the extent that such warranties (a) solely relate to an earlier date or (b) are changed by circumstances or events that do not constitute a breach of any covenant set forth in Section 10 of the Amended Credit Agreement.

  SECTION 3 CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied:

  3.1 Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from the Company, the Required Banks and the Administrative Agent.

  3.2 Confirmation. The Administrative Agent shall have received (including by facsimile) a confirmation, substantially in the form of Attachment 1 hereto, executed by the Company and each Guarantor.

  3.3 No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

  3.4 Certificate. The Administrative Agent shall have received a certificate, dated such date as shall be acceptable to the Administrative Agent and signed by an Executive Officer, as to the matters set forth in Section 3.3.

  SECTION 4 Miscellaneous.

  4.1 Expenses. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Documentation and Syndication Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Documentation and Syndication Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4.1 shall survive any termination of this Amendment and the Amended Credit Agreement.

  4.2 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

  4.3 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

  4.4 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

  4.5 References to Credit Agreement. Except as herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to the Credit Agreement accomplished hereby, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any Note and in any other agreement, document or other instrument executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

  4.6 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Banks.

  4.7 Consent to Issuance of Senior Subordinated Notes. The Required Banks agree that (a) the Company may issue not more than $135,000,000 in aggregate principal amount of Senior Subordinated Convertible Notes having terms that substantially conform to those provided by the Company to the Banks prior to the date hereof and subordination provisions that are no less favorable to the Banks than those set forth in Exhibit A and (b) such Senior Subordinated Convertible Notes shall constitute Subordinated Debt.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

REGAL-BELOIT CORPORATION

/s/ Kenneth F. Kaplan

Kenneth F. Kaplan

Title: Vice President, Chief Financial Officer and Secretary

M&I MARSHALL & ILSLEY BANK, as Administrative Agent, Issuing Bank, Swing Line Bank and as a Bank

By:
Title:

By:
Title:

BANK OF AMERICA, N.A., as Documentation and Syndication Agent and as a Bank

By:
Title:

BANK ONE, NA (Main Office Chicago)

By:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Title:

MIZUHO BANK, LTD.

By:
Title:

FLEET NATIONAL BANK

By:
Title:

HARRIS TRUST AND SAVINGS BANK

By:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Title:

NORTHERN TRUST COMPANY

By:
Title:

WACHOVIA BANK, N.A.

By:
Title:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:
Title:

BANCA NAZIONALE DEL LAVORO, S.P.A., -New York Branch

By:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Title:

NATIONAL CITY BANK OF MICHIGAN/ILLINOIS

By:
Title:

ST. FRANCIS BANK, F.S.B.

By:
Title:

BANCO ESPIRITO SANTO, N.A.,
Nassau Branch

By:
Title:

By:
Title:

BANK HAPOALIM B.M.

By:
Title:

By:
Title:

ATTACHMENT 1

CONFIRMATION

To the Agents and the Banks under
and as defined in the Credit
Agreement referred to below

Re: Regal-Beloit Corporation

Ladies and Gentlemen:

Please refer to the Fifth Amendment dated as of February 9, 2004 (the “Amendment”) to the Credit Agreement dated as of September 28, 2000 (as previously amended, the “Credit Agreement”) among Regal-Beloit Corporation, various financial institutions, Bank of America, N.A., as Documentation and Syndication Agent, and M&I Marshall & Ilsley Bank, as Administrative Agent. Capitalized terms not defined herein are used as defined in the Credit Agreement.

Each of the undersigned hereby confirms to the Agents and the Banks that, after giving effect to the Amendment, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized representative as of February 9, 2004.

REGAL-BELOIT CORPORATION

/s/ Kenneth F. Kaplan

Kenneth F. Kaplan

Vice President, Chief Financial Officer & Secretary

LEESON ELECTRIC CORPORATION

/s/ Kenneth F. Kaplan

Kenneth F. Kaplan

Secretary & Treasurer

HUB CITY, INC.

/s/ Kenneth F. Kaplan

Kenneth F. Kaplan

Secretary & Treasurer

MARATHON ELECTRIC MANUFACTURING CORPORATION

/s/ Kenneth F. Kaplan

Kenneth F. Kaplan

Secretary & Treasurer

EXHIBIT A

SUMMARY OF SUBORDINATION PROVISIONS OF

SENIOR SUBORDINATED CONVERTIBLE NOTES

The Senior Subordinated Convertible Notes (the “SSC Notes”) will be general, unsecured and subordinated obligations of Company. The SSC Notes will be subordinated to all Indebtedness under or in connection with the Credit Agreement, as amended from time to time, and all refundings, replacements and refinancings of such Indebtedness (such Indebtedness, the “Designated Senior Debt”).

No payment on account of principal of, redemption of, interest on or any other amounts due on the SSC Notes, including, without limitation, any payments on any fundamental change repurchase right, and no redemption, repurchase or other acquisition of the SSC Notes may be made (except in common stock) if a default in the payment of Designated Senior Debt occurs and is continuing beyond any applicable period of grace (a “Payment Default”); or a default other than a payment default on any Designated Senior Debt (a “Non-Payment Default”) occurs and is continuing that permits the holders of Designated Senior Debt to accelerate its maturity, and the trustee for the SSC Notes receives a notice of such default (a “Payment Blockage Notice”).

The Company may resume payments and distributions on the SSC Notes in case of a Payment Default, upon the date on which such default is cured or waived or ceases to exist; and in the case of a Non-Payment Default, upon the earlier of the date on which such Non-Payment Default is cured or waived or ceases to exist or 179 days from the date the Payment Blockage Notice is received, unless the maturity of the Designated Senior Debt has been accelerated.

Notwithstanding the foregoing, not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period. No default which existed or was continuing on the date of the commencement of any Payment Blockage Notice with respect to the Designated Senior Debt whose holders delivered the Payment Blockage Notice may be made the basis of the commencement of a subsequent Payment Blockage Period by the holders of such Senior Debt, whether or not within a period of 360 consecutive days, unless the default has been cured or waived for a period of not less than 90 consecutive days.

Upon any distribution of assets in connection with any dissolution, winding-up, liquidation or reorganization of the Company or acceleration of the principal amount due on the SSC Notes because of any Event of Default, all Senior Debt must be paid in full before the holders of the SSC Notes are entitled to any payments whatsoever.